                                                                     EXHIBIT 1.1

                    [FORM OF UNDERWRITING AGREEMENT: DRAFT]


                               5,750,000 Shares

                      CAVANAUGHS HOSPITALITY CORPORATION

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------


                                               March __, 1998


CIBC Oppenheimer Corp.
Nationsbanc Montgomery Securities, LLC
c/o CIBC Oppenheimer Corp.
CIBC Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Cavanaughs Hospitality Corporation, a Washington corporation (the "Company"), proposes to sell to you (the "Underwriters") an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's common stock, $0.01 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 750,000 shares (the "Option Shares") of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares." In connection therewith, the Company and Cavanaughs Hospitality Limited Partnership, a Delaware limited partnership (the "Operating Partnership") agree with you as follows:

          1.  Sale and Purchase of the Shares.  On the basis of the
              -------------------------------
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

          (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at $_________ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to
                                                               ----------
     this Agreement.

          (b) The Company grants to the Underwriters an option to purchase, severally and not jointly, all or any part of the

     Option Shares at the Initial Price. Each Underwriter shall purchase a percentage (adjusted to eliminate fractions) of the total number of Option Shares equal to the percentage of the Firm Shares purchased by such Underwriter. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon notice setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase which shall be not more than three business days following the date of exercise of the option.

          2.   Delivery and Payment.  Delivery by the Company of the Firm Shares
               --------------------
to the Underwriters for their respective accounts, and payment of the purchase price therefor by wire transfer of same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Firm Shares Closing Date, shall take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement; provided,
                                                                      --------
however, that if the Firm Shares sold hereunder are priced after 4:30 p.m., New
-------
York City time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement; and further, if it is determined that settlement within the foregoing time frame is not feasible, then payment and delivery in respect of the Firm Shares shall occur at such time on such other date, not later than ten business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriters (such time and date of delivery and payment are called the "Firm Shares Closing Date").

          In the event the option with respect to all or any part of the Option Shares is exercised, delivery by the Company of the Option Shares to the Underwriters for their respective accounts, and payment of the purchase price therefor by wire transfer of same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Option Shares Closing Date (as defined below), shall take place at the offices of Rogers & Wells LLP specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing
Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment with respect to each exercise of the option are called an "Option Shares Closing Date"). The Firm Shares Closing Date and each Option Shares Closing Date are called, individually, a "Closing Date" and, collectively, the "Closing Dates."

          Unless otherwise indicated, certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriters shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be made available to the Underwriters for checking and packaging, at such place as is designated by the Underwriters, at least one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          3.   Representations and Warranties of the Company.  The Company and
               ---------------------------------------------
the Operating Partnership hereby represent and warrant to each Underwriter as follows:

          (a) A registration statement on Form S-1 (File No. 333-44491), with respect to the Shares, including a preliminary prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Rules") of the Securities and Exchange Commission (the "Commission") thereunder, filed with the Commission and declared effective. Such registration statement may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment of such registration statement or supplement was so prepared and filed, and any such amendment filed after the effective time of such registration statement (the "Effective Time") has been declared effective. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof including, in each case, the information, if any, deemed to be a part thereof pursuant to Rule 430A under the Securities Rules, is referred to herein as the "Registration Statement." A prospectus will be prepared and will be filed pursuant to Rule 424(b) of the Securities Rules on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Rules). The term "Prospectus" shall refer to such final prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Securities Rules. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical to any Prospectus delivered to you for use in connection with the offering of the Securities by the Company. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. Copies of the Registration Statement and Prospectus, any such amendments or supplements that were filed with the Commission on or prior to the date of this Underwriting Agreement have been delivered or made available to you and your counsel.

          (b) Each part of the Registration Statement, when such part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Rules; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by the Underwriters specifically for use in the preparation thereof.

          (c) Except as noted therein, the financial statements of the Company together with the related schedules and notes thereto, set forth or included in the Registration Statement and Prospectus fairly present the financial condition of the Company, Barbieri Investment Company ("BIC"), a Washington corporation, and their respective subsidiaries (including partnerships), as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the Company and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14"), if any, have been included in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth in the Registration Statement or the Prospectus under the Securities Act, the Securities Rules or Regulation S-X.

          (d) Coopers & Lybrand, whose reports are included in the Registration Statement, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Rules.

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Washington. The Operating Partnership, North River Drive Company, Cavanaughs Hospitality Corporation, a Delaware corporation ("Cavanaughs Delaware") and Cowley Street Limited Partnership (which the Company holds a 50% general partner interest in only) (hereafter, the "Subsidiaries") have been duly organized or incorporated, as the case may be, and are validly existing and in good standing in the jurisdictions of their incorporation or organization. The Company and each of its Subsidiaries are duly qualified and in good standing as foreign corporations in each jurisdiction in which the character or location of the assets or properties (owned, leased or licensed) or the nature of their business makes such qualification necessary (including every jurisdiction in which they own or lease property), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, considered as one enterprise ("Material Adverse Effect"). The Company and its Subsidiaries do not own, lease or license any asset or property or conduct any business outside the United States of America. The Company and its Subsidiaries have all requisite corporate and partnership power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease, license and operate their assets and properties and conduct their business as now being conducted and as described in the Registration Statement and the Prospectus; except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a Material Adverse Effect; and no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus.

          (f) The Company and its Subsidiaries own or possess adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights (collectively, the "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus. To the Company's knowledge, neither the Company nor any of its Subsidiaries has infringed, is infringing, and have not received any notice of infringement of, any Intangible of any other person.

          (g) The Company and each of its Subsidiaries, as the case may be, have good title to each of the items of real and personal property which are reflected in the financial statements referred to in Section 4(d) (except as described below) or are referred to in the Registration Statement and the Prospectus as being owned by the Company and its Subsidiaries and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect. The Company and its subsidiaries no longer own the companies or the items of personal or real property transferred by the Company and by BIC in connection with the "Asset Contribution" and the "Spin-off," as described in the Registration Statement and Prospectus.

          (h) Except for the real property transferred pursuant to the Asset Contribution and Spin-off described in the Registration Statement under "Certain Relationships and Related Transactions", the Company and its Subsidiaries have good and marketable title to (i) all properties owned by the Company, and by Barbieri Investment Company, a predecessor of the Company ("BIC"), and their respective subsidiaries (including partnerships) prior to the Pre-IPO Reorganization Transactions (as hereinafter defined), and (ii) all properties described in the Registration Statement and the Prospectus therein as being acquired after October 31, 1997 and owned by the Company and its Subsidiaries (together with the properties in (i) above the "Properties"); free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and the Prospectus, or are not material in relation to the business of the Company; no lessee under any of the leases pursuant to which the Company and its Subsidiaries leases properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the Properties complies in all material respects with all applicable codes and zoning laws and regulations; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material manner affect the size of, use of, improvements on, construction on, or access to any of the Properties, which would have a material adverse effect upon the proposed use of such Property; and the Company has no knowledge of any pending or threatened proceeding or action that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the Properties.

          (i) Title insurance in favor of the mortgagee and the Company and its Subsidiaries is maintained with respect to each of the real properties described in the Registration Statement (the "Real Properties") in an amount at least equal to the greater of (i) the cost of acquisition of such Real Property or (ii) the amount of any mortgage on the Real Property, whichever is greater.

          (j) The mortgages and deeds of trust encumbering the Properties and assets described in the Registration Statement and the Prospectus are not convertible into shares of Common Stock or other equity interest in the Company and/or its Subsidiaries nor does the Company or any Subsidiary hold a participating interest therein.

          (k) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's knowledge, threatened (and the Company knows of no basis therefor) against, or involving the assets, properties or businesses of the Company and its Subsidiaries which might materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, or which is required to be disclosed in the Registration Statement and Prospectus.

          (l) Except as disclosed in the Registration Statement or the Prospectus, (i) there is not present on any of the Properties any hazardous substance, hazardous material, toxic substance, asbestos or waste material (other than those generated and present in the ordinary course of business at the Properties in compliance with applicable law) (collectively, "Hazardous Materials"), (ii) there has not occurred there is not presently occurring from or at any of such Properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, and (iii) all such Properties are in compliance with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, except for any failure to comply which would not have a Material Adverse Effect. The Company has caused Phase I Environmental Surveys to be completed with respect to each of the Properties and has made available copies of all such Environmental Surveys to the Underwriters.

          (m) Property and casualty insurance in favor of the Company and its Subsidiaries is maintained with respect to each of the Properties, in an amount and on such terms as are reasonable and customary for businesses of this type.

          (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, the Company and its Subsidiaries have not undertaken any liability or obligation, direct or indirect, or contingent, except such liabilities or obligations undertaken in the ordinary course of business, or as are disclosed in the Registration Statement.

          (o) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. The limited partnership agreement of the Operating Partnership and each mortgage, commitment letter, line of credit agreement, loan agreement, guarantee, employee leasing agreement, property management agreement, franchise agreement, cost reimbursement agreement, employment contract, stock option agreement, warrant agreement, registration rights agreement, leasing agreement, construction contract, purchase agreement and all other agreements of the Company and its Subsidiaries described in the Registration Statement or the Prospectus or listed as exhibits to the Registration Statement are in full force and effect and are valid and enforceable by and against the Company and its Subsidiaries, to the extent each is a party thereto, in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company nor its Subsidiaries nor any other party, to the best of the Company's knowledge, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company and its Subsidiaries, of any other agreement or instrument to which the Company or any Subsidiary is a party or by which they or their properties or businesses may be bound or affected, which default or event would have a Material Adverse Effect.

          (p) Neither the Company nor its Subsidiaries is in violation of any term or provision of their respective charters or by-laws, certificates of limited partnership, partnership agreements, or other organizational documents, as the case may be, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation or violations would have a Material Adverse Effect.

          (q) Neither the execution, delivery and performance of this Agreement by the Company and the Operating Partnership, nor the consummation by them of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company and its Subsidiaries is a party or by which any of them is bound, or any other properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company and its Subsidiaries or violate any provision of the respective charters, by-laws, certificates of limited partnership, partnership agreements, or other organizational documents, as the case may be, of the Company and its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

          (r) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exercisable or exchangeable for, such capital stock. The Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

          (s) All the issued and outstanding units of the Operating Partnership (the "Units") have been duly authorized and validly issued and are fully paid and non-assessable and none of them was issued in violation of any preemptive or other similar right. As of the date hereof there are _____ Units issued and outstanding, _____ of which are owned by the Company, _____ of which are owned by North River Drive Company, the Company's wholly-owned subsidiary and _____________ of which are owned by ____________. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any Units or any security convertible into or exercisable or exchangeable for, such Units. The Units conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

          (t) All of the issued and outstanding capital stock of each corporate Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The partnership agreement of each partnership Subsidiary is in full force and effect and, all partnership interests in each such partnership Subsidiary held by the Company are owned as described in the Registration Statement and Prospectus, in each case, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as described in the Registration Statement. The Company owns all of the issued outstanding capital stock of North River Drive Company and Cavanaughs Delaware, and directly or indirectly all of the partnership interests a 50% general partnership interest in Cowley Street Limited Partnership. The Company does not own equity securities in any entity other than its Subsidiaries.

          (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, neither the Company nor any Subsidiary has (i) issued any securities or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business including, without limitation, debt financing to acquire properties (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock, or partnership interest, as the case may be, or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock, or partnership interests, as the case may be.

          (v) Except as disclosed in the Registration Statement and Prospectus no holder of any security of the Company or any Subsidiary has the right which has not been waived to have any security owned by such holder included in the Registration Statement [or any right to demand registration of any security owned by such holder.] Each of the Company, the Operating Partnership and each of Richard K. Barbieri, Thomas M. Barbieri, __________, __________, and _________ have delivered to the Underwriters their enforceable written agreement (the "Lock-up Agreements") that such party will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, shares or Common Stock or other capital stock for a period of one year commencing on the date of this Agreement, without the prior written consent of CIBC Oppenheimer Corp., other than the sale of the Shares in the Offering and the issuance or transfer of: (i) options to purchase shares of Common Stock (and shares of Common Stock issuable upon the exercise of such options) issued pursuant to the Plans (as defined in the Registration Statement); (ii) shares of Common Stock in connection with estate planning;
     (iii) 55,000 restricted shares of Common Stock to be awarded to certain employees of the Company; and, (iv) securities of the Company or the Operating Partnership issued in connection with the acquisition by the Company of real property or interests in entities holding real property, provided that the recipient or transferee of such securities agrees in writing to be subject to the lock-up contained in this paragraph (without giving effect to clauses (i), (ii) and (iii)) for a period ending on the date that is one year after the date hereof. Donald Barbieri has delivered to the Underwriters a lock-up agreement whereby he was agreed, subject to the same exceptions set forth above, not to sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, shares of Common Stock or other capital stock of the Company, for a period of three years commencing on the date of this Agreement, without the prior written consent of CIBC Oppenheimer Corp.; provided, however, he may sell or otherwise transfer ownership of up to one-third of his shares of Common Stock on each anniversary of the date of this Agreement without the consent of CIBC Oppenheimer Corp.

          (w) All necessary corporate or partnership action, as the case may be, has been duly and validly taken by the Company and the Operating Partnership to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and constitutes and will constitute the legal, valid and binding obligations of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Operating Partnership of this Agreement and the issuance and sale of the Shares by the Company (except such as may be required under the Securities Act or such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or the New York Exchange ("NYSE"), if any) has been obtained or made and is in full force and effect. The Shares have been approved for listing on the NYSE, subject only to official notice of issuance.

          (x) Neither the Company nor any Subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened or contemplated.

          (y) The Company and its Subsidiaries are conducting their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a Material Adverse Effect.

          (z) No transaction has occurred between or among the Company and its Subsidiaries, or any of the Company's Pre-IPO Reorganization Transactions affiliates, and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (aa) The Company and its Subsidiaries have not taken, and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

          (bb) The Company and its Subsidiaries and BIC have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due.

          (cc) All shares of Common Stock of the Company issued in connection with the Pre-IPO Reorganization Transactions (as defined below) (the "Reorganization Shares") were duly authorized for issuance by the Company, and are validly issued, fully-paid and non-assessable. The Reorganization Shares were offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). "Pre-IPO Reorganization Transactions" as used in this Agreement shall mean the reorganization transactions, share and OP Unit issuances, mergers, spin-offs, property and asset contributions and transfers, and other transactions contemplated by the joint resolutions of the shareholders and boards of directors of the Company and BIC dated August __, 1997 and October __, 1997, and any resolutions supplementing such resolutions (the "Reorganization Resolutions").

          (dd) The execution and delivery of all agreements and documents executed in connection with or in contemplation of the Pre-IPO Reorganization Transactions (the "Reorganization Transaction Documents") and the performance of the obligations set forth therein and the consummation of the transactions contemplated thereby and by the Reorganization Resolution have been duly and validly authorized by all necessary corporate, shareholder or partnership action, as the case may be, by or on behalf of the parties thereto. Except as described in the Prospectus, each of the Pre-IPO Reorganization Transactions and the performance of the obligations contemplated thereby and by the Reorganization Resolution have been completed on the date hereof. The consummation of the Pre-IPO Reorganization Transactions did not give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, BIC, or their respective subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, BIC or their subsidiaries is or was a party or by which any of them is bound, or any other of their properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, BIC and their respective subsidiaries (including, without limitation, any partnership holding title to any Property prior to the Pre-IPO Reorganization Transactions) or violate any provision of their respective charters, by-laws, certificates of limited partnership, partnership agreements, or other organizational documents, as the case may be, except for such violations as have been cured or consents or waivers which have already been obtained and are in full force and effect as of the date hereof, or where the failure to cure such violations or obtain, in the aggregate, would not have a Material Adverse Effect.

          (ee) The contribution by the Company and BIC of certain assets not related to the Company's core hospitality business, pursuant to the Reorganization Resolutions is a tax free transaction under Section [361][357] of the Internal Revenue Code of 1986, as amended (the "Code") and will not result in a loss or gain to the Company or BIC. The pro rata distribution of all of the shares of capital stock of Inland Northwest Corporation and Huckleberry Bay Corporation (the "Subsidiaries' Stock") by the Company to the holders of the Common Stock of the Company, pursuant to the Reorganization Resolutions qualifies as a distribution within the meaning of Code Section 355(a) and accordingly, no gain or loss will be recognized by (and no amount will be included in the income of) the Company's stockholders upon the receipt of the such capital stock and, under Code Section 355(c), no gain or loss will be recognized by the Company on the distribution of the Subsidiaries' Stock to the Company's stockholders.

          (ff) The Operating Partnership possesses such certificates, authorizations, licenses or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to own and operate the Properties, and to conduct the business being conducted by it, or proposed to be conducted by it as described in the Prospectus, except for such certificates, authorizations, licenses and permits, the failure to obtain, maintain or possess which would not have a Material Adverse Effect, and the Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (gg) (A) At the Closing Time, the Operating Partnership will have good and marketable title or a valid leasehold estate, as the case may be, to each of the Properties and other real property interests indicated in the Prospectus to be owned or leased by the Operating Partnership, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than (i) those referred to in the Prospectus, and (ii) mortgages on each of the Properties, and (iii) those which would not have a Material Adverse Effect.

          (hh) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          4.   Conditions of the Underwriters' Obligations.  The obligations of
               -------------------------------------------
the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

          (b) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of you and your counsel.

          (c) The representations and warranties of the Company and the Operating Partnership contained in this Agreement shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Operating Partnership shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

          (d) The Underwriters shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer or the chief financial officer of the Company, to the effect that such person has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company and the Operating Partnership have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by them at or prior to such Closing Date.

          (e) The Underwriters shall have received at the time this Agreement is executed and on each Closing Date, a letter or letters signed by Coopers & Lybrand, addressed to the Underwriters and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Underwriters, as to their status as independent accountants within the meaning of the Securities Act and the Securities Rules and matters relating to the financial statements and other financial and statistical information included in the Registration Statement and the Prospectus. [RIDER 15-1 TO COME] [Comfort letter paragraph to come]

          (f) The Underwriters shall have received on each Closing Date from Kaye, Scholer, Fierman, Hays & Handler LLP, counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Washington. Each of the Subsidiaries is duly incorporated, or organized, as the case may be, and is validly existing and in good standing in the respective jurisdiction of its organization or incorporation, the Company and its Subsidiaries are duly qualified and in good standing as foreign corporations in Idaho, Montana and Oregon. To the best of such counsel's knowledge, except for the Operating Partnership, North River Drive Company, Cavanaughs Delaware and Cowley Street Limited Partnership, the Company has no other subsidiary and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization; and the Company and its Subsidiaries have all requisite corporate and partnership power and authority to own, lease, license and operate their assets and properties and conduct their business as now being conducted and as described in the Registration Statement and the Prospectus; except for such authorizations, approval, consents, orders, licenses, certificates, and permits the absence of which would not have a Material Adverse Effect.

               (ii) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Description of Capital Stock" in the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock have been duly authorized and validly issued; and all of the outstanding shares of Common Stock are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right under Washington law, or under any document, agreement or instrument known to us. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, to the knowledge of such counsel, there is no outstanding option, warrant or other right calling for the issuance of, and, there is no commitment, plan or arrangement to issue, any share of capital stock, of the Company or any security convertible into or exercisable or exchangeable for, capital stock of the Company. The Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

               (iii) All necessary corporate and partnership action has been duly and validly taken by the Company and the Operating Partnership to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership.

               (iv) The information set forth under the caption "Description of Capital Stock" in the Prospectus to the extent that it constitutes matters of law, summaries of legal matters, documents, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

               (v) The descriptions contained in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate, and insofar as such statements constitute a summary of documents referred to therein, matters of law or legal conclusions are fair summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. To the best of our knowledge, there are no statutes, [governmental proceedings], agreements and other documents required to be described in the Registration Statement which have not been so described. To the best of our knowledge there are no agreements and other documents required to be filed as exhibits to the Registration Statement which have not been so filed.

               (vi) All the issued and outstanding Units have been duly authorized and validly issued; and all of the outstanding Units are fully paid and non-assessable and none of them was issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, to the knowledge of such counsel, there is no outstanding option, warrant or other right calling for the issuance of Units, and there is no commitment, plan or arrangement to issue, any Unit, or any security convertible into or exercisable or exchangeable for, Units. The Units conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

               (vii) To the best of such counsel's knowledge, neither the execution, delivery and performance of this

          Agreement by the Company or the Operating Partnership nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note, franchise, license, permit or other agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or businesses are bound, or violate any judgment, decree, order, statute, rule or regulation or any provision of the charters, by-laws, certificates of limited partnership, partnership agreements or other organizational documents, as the case may be, of the Company or any of its Subsidiaries.

               (viii) The Operating Partnership possesses such certificates, authorizations, licenses or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to own and operate the Properties, and to conduct the business being conducted by it, or proposed to be conducted by it as described in the Prospectus, except for such certificates, authorizations, licenses and permits, the failure to obtain, maintain or possess which would not have a Material Adverse Effect.

               (ix) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by the Company or any Subsidiary of any term, covenant or condition of any material agreement, instrument or other document to which the Company or any Subsidiary is a party or by which their assets or properties or businesses are bound or affected except for those which in the aggregate would not have a Material Adverse Effect.

               (x) The Reorganization Shares were duly authorized for issuance by the Company, and are validly issued, fully-paid and non-assessable. To the best of our knowledge, the Reorganization Shares were offered and sold materially in compliance with all applicable laws (including, without limitation, federal and state securities laws).

               (xi) The best of such counsel's knowledge the execution and delivery of the Reorganization Transaction Documents and the performance of the obligations set forth therein and the consummation of the transactions contemplated thereby [and by the Reorganization Resolution] have been duly and validly authorized by all necessary corporate, shareholder or partnership action, as the case may be, by or on behalf of the parties thereto. Except as described in the Prospectus, and except for those obligations and transactions that do not and will not in the aggregate result in a Material Adverse Effect, each of the Pre-IPO Reorganization Transactions and the performance of the obligations and transactions contemplated thereby have been completed as of the date hereof. [To the best of such counsel's knowledge the consummation of the Pre-IPO Reorganization Transactions did not give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, BIC, or their respective subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, BIC or their subsidiaries is or was a party or by which any of them is bound, or any other properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, BIC and their respective subsidiaries (including, without limitation, any partnerships holding title to any Property prior to the Pre-IPO Reorganization Transactions) or violate any provision of their respective charters, by-laws, certificates of limited partnership, partnership agreements, or other organizational documents, as the case may be, except where, as of the date hereof, such violations have been cured or consents or waivers have already been obtained and are in full force and effect, or where the failure to cure such violations or obtain such consents or waivers, in the aggregate, would not have a Material Adverse Effect.]

               (xii) The contribution by the Company and BIC of certain assets not related to the Company's core hospitality business, pursuant to the Reorganization Resolutions is a tax free transaction under Section [361][357] of the Internal Revenue Code of 1986, as amended (the "Code") and will not result in a loss or gain to the Company or BIC. The pro rata distribution of all of the shares of capital stock of Inland Northwest Corporation and Huckleberry Bay Corporation (the

          "Subsidiaries' Stock") by the Company to the holders of the Common Stock of the Company, pursuant to the Reorganization Resolutions qualifies as a distribution within the meaning of Code Section 355(a) and accordingly, no gain or loss will be recognized by (and no amount will be included in the income of) the Company's stockholders upon the receipt of the such capital stock and, under Code Section 355(c), no gain or loss will be recognized by the Company on the distribution of the Subsidiaries' Stock to the Company's stockholders.

               (xiii) To the best of such counsel's knowledge, neither the Company nor any Subsidiary is in violation of any term or provision of its charter, by-laws, certificate of limited partnership, partnership agreement, or other organizational document, as the case may be, and neither the Company nor any Subsidiary, is in violation of any term or provision of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

               (xiv) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance by the Company and the Operating Partnership of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained.

               (xv) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company and its Subsidiaries which is reasonably likely to have a Material Adverse Effect, or which is required to be described in the Registration Statement and Prospectus.

               (xvi) The Registration Statement, the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial, pro forma and statistical information included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Rules.

               (xvii) The Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending. The Shares have been approved for listing, subject to notice of issuance, on the NYSE.

               (xviii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Operating Partnership, representatives of the Underwriters and their counsel and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company) no facts have come to the attention of such counsel which have caused such counsel to believe that the Registration Statement at the time it became effective and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements and schedules and other financial, pro forma and statistical information included in the Registration Statement or the Prospectus).

          (g) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and their counsel, Rogers & Wells LLP, and the Underwriters shall have received from Rogers & Wells LLP a favorable opinion, addressed to the Underwriters and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriters may request, and the Company shall have furnished to Rogers & Wells LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          To the extent deemed advisable by Kaye, Scholer, Fierman, Hays & Handler, LLP or Rogers & Wells LLP, they may rely as to matters of fact on certificates of responsible officers of the Company and its Subsidiaries and public officials and on the opinions of other counsel satisfactory to the Underwriters [(which shall include Dennis McLaughlin & Associates P.S.)] as to matters which are governed by laws other than the laws of the State of Delaware and the federal laws of the United States; provided, however, that such counsel shall state that in their opinion
        --------  -------
that they believe the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriters and counsel for the Underwriters.

          (h) The Underwriters shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Underwriters and dated such Closing Date, of the Secretary of the Company, signed in such capacity, as to the (i) articles of incorporation and by-laws of the Company; (ii) organizational documents of the Subsidiaries;
     (iii) resolutions authorizing the execution and delivery of the Registration Statement, this Agreement and the performance of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus; and (iv) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement and any other agreements, documents or other instruments contemplated by this Agreement or the offering of the Shares. In addition, such certificate shall state that: (x) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission; and (y) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been set forth.

          (i) The Underwriters shall have received on each Closing Date certificates of the Secretaries of State (or comparable officials) where the Company and its Subsidiaries are incorporated, or formed, and/or doing business as to the good standing of the Company and its Subsidiaries, listing all charter documents on file, qualification of the Company or its Subsidiaries to do business as foreign corporations, payment of taxes and filing of annual reports.

          (j) The Company and its Subsidiaries shall have furnished to you such further certificates and documents as you or your counsel shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and their counsel. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

          5.  Covenants of the Company.  The Company and the Operating
              ------------------------
Partnership covenant and agree as follows:

          (a) The Company will cause the Prospectus to be filed as required by
     Section 3(a) hereof (but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments or supplements to the Registration Statement or Prospectus that, in their or their counsel's opinion, may be necessary or advisable in connection with your distribution of the Shares; and the Company will file no amendment or supple ment to the Registration Statement or Prospectus to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

          (b) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or suspension of qualification or registration or to obtain its withdrawal if such a stop order or suspension of qualification or registration should be issued.

          (c) The Company will comply with all requirements imposed upon it by the Securities Act or the Securities Rules, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act any event occurs as a result of which, in the opinion of your counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify you and will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          (d) The Company shall make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Time occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Securities Rules.

          (e) The Company shall furnish to the Underwriters and their counsel, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Rules, as many copies of the Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

          (f) For a period of three years after the date of this Agreement, the Company shall supply to the Underwriters, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

          (g) Neither the Company nor the Operating Partnership shall sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock or other capital stock of the Company, or any securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, shares or Common Stock or other capital stock of the Company for a period of one year commencing on the date of this Agreement, without the prior written consent of CIBC Oppenheimer Corp., other than the sale of the Shares in the Offering and the issuance or transfer of: (i) options to purchase shares of Common Stock (and shares of Common Stock issuable upon the exercise of such options) issued pursuant to the Plans; (ii) shares of Common Stock in connection with estate planning; (iii) 55,000 restricted shares of Common Stock to be awarded to certain employees of the Company; and, (iv) securities of the Company or the Operating Partnership issued in connection with the acquisition by the Company of real property or interests in entities holding real property, provided that the recipient or transferee of such securities agrees in writing to be subject to the lock-up contained in this paragraph (without giving effect to clauses (i), (ii) and (iii)) for a period ending on the date that is one year after the date hereof. .

          (h) On or before the Firm Shares Closing Date, the Company shall make all filings required under applicable securities laws and by the NYSE (including any required registration under the Exchange Act). On or before the date of this Agreement, the Shares shall be listed on the NYSE.

          (i) The Company and the Operating Partnership agree to pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company and the Operating Partnership under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement;
     (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) if applicable, the registration or qualification of the Shares for offer and sale under the securities laws of the various jurisdictions, including the reasonable fees and disbursements of counsel for the Underwriters in connection with any such registration and qualification; (iv) the furnishing (including cost of shipping and mailing) to the Underwriters of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonable requested for use in connection with the offering and the sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the transactions contemplated hereby; (vi) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of all reports and information required by 5(f);
     (vii) listing of the Shares on the NYSE; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company and the Operating Partnership pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

          6.   Indemnification.
               ---------------

          (a) The Company and the Operating Partnership agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity
                                        --------  -------
     shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information concerning the Underwriters furnished in writing to the Company by the Underwriters specifically for use therein. This indemnity agreement will be in addition to any liability which the Company and Operating Partnership may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Operating Partnership, each person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company and the Operating Partnership who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, concerning the Underwriters furnished in writing to the Company by the Underwriters specifically for use therein;

     provided, however, that the obligation of each Underwriter to indemnify the
     --------  -------
     Company (including any controlling person, director or officer thereof) shall be limited to the underwriting discounts and commissions received by such Underwriter.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or
     (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

          7.   Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnification provided for in
Section 6 is due in accordance with its terms but for any reason is held to be unavailable from the Company and the Operating Partnership or the Underwriters, the Company and the Operating Partnership and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company and the Operating Partnership from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company who may also be liable for contribution) to which the Company and the Operating Partnership and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other from the transactions contemplated hereby or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership and the Underwriters shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Shares (net of underwriting discounts but before deducting expenses) received by the Company and the Operating Partnership, as set forth in the table on the cover page of the Prospectus, bear to (ii) the underwriting discounts and commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Operating Partnership or the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Operating Partnership or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount and commission applicable to the Shares purchased by such Underwriter hereunder; provided, however, that no person guilty of
                            --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

          8.   Termination.  This Agreement may be terminated with respect to
               -----------
the Shares to be purchased on a Closing Date by the Underwriters by notifying the Company at any time:

          (a) in the absolute discretion of the Underwriters at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, inadvisable to proceed with the transactions contemplated hereby; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriters, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the NYSE has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD, or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

          (b) at or before any Closing Date, that any of the conditions specified in Section 4 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, the Company and the Operating Partnership shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company and the Operating Partnership, except that: (i) if this Agreement is terminated by the Underwriters or the Underwriters because of any failure, refusal or inability on the part of the Company and the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Operating Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder; and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          9.   Substitution of Underwriters.  If one or more of the Underwriters
               ----------------------------
shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 8) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Underwriters may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Underwriters may deem advisable or the remaining Underwriter may agree to purchase all of the Shares, in each case upon this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

          (a) if the number of Shares to be purchased by the defaulting Underwriter on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the nondefaulting Underwriter shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of
                --------  -------
     Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

     (b) if the number of Shares to be purchased by the defaulting Underwriter on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Underwriters to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Underwriters or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Underwriters and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and the nondefaulting Underwriter or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriter agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of the nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 5(i), 6, 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriter arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

          10.  Miscellaneous.  The respective agreements, representations,
               -------------
warranties, indemnities and other statements of the Company and the Operating Partnership or their officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company and the Operating Partnership or any of the officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(i), 6, 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters and the Company and the Operating Partnership and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company or the Operating Partnership, and directors and officers of the Company and the Operating Partnership, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or facsimile if subsequently confirmed in writing, (a) if to the Underwriters, c/o CIBC Oppenheimer Corp., CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, Attention:
Stephen R. Blank, with a copy to Jay Bernstein, Esq., Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166 and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Barry Lawrence, Esq., Kaye, Scholer, Fierman, Hays & Handler, LLP, 1999 Avenue of the Stars, Suite 1600 Los Angeles, CA 90067.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          Please confirm that the foregoing correctly sets forth the agreement among us.

                              Very truly yours,


                              CAVANAUGHS HOSPITALITY CORPORATION


                              By:  ___________________________
                                   Name:     Donald Barbieri
                                   Title:    President and Chief
                                             Executive Officer

                              CAVANAUGHS HOSPITALITY LIMITED
                                PARTNERSHIP

                              By:  CAVANAUGHS HOSPITALITY
                                     CORPORATION

                                   By:  _________________________
                                        Name:  Donald Barbieri
                                        Title: President and Chief
                                               Executive Officer



CONFIRMED AND ACCEPTED
     as of the date first
     above written

CIBC OPPENHEIMER CORP.


By:__________________________
   Name:
   Title:


NATIONSBANC MONTGOMERY
   SECURITIES, LLC

By:  CIBC Oppenheimer
       Corp., its
       Representative


     By:__________________________
        Name:
        Title:

                                  SCHEDULE I



                                              Number of Firm
                                                Shares to
          Name                                 Be Purchased
          ----                                --------------
1. CIBC Oppenheimer Corp.                     ______________
2. Nationsbanc Montgomery Securities, LLC     ______________
3.                                            ______________
4.                                            ______________

TOTAL                                              5,000,000
